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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                                   May 1, 2007

          MERRILL LYNCH ALTERNATIVE NOTE ASSET TRUST, SERIES 2007-OAR1
                                (Issuing Entity)

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
              (Exact Name of Depositor as Specified in its Charter)

                      MERRILL LYNCH MORTGAGE LENDING, INC.
               (Exact Name of Sponsor as Specified in its Charter)

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                 (Exact name of registrant specified in Charter)

    Delaware                         333-140436                  13-3416059
(State or other                     (Commission                (IRS Employer
jurisdiction of                     File Number)             Identification No.)
 incorporation)

            250 Vesey Street
  4 World Financial Center 28th Floor
           New York, New York                                       10080
(Address of principal executive offices)                          Zip Code

           REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: (212) 449-0357

                                    No Change
         (Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 6.02. Change of Servicer.

     This Current Report on Form 8-K is being filed to disclose a transfer of servicing on May 1, 2007 to Central Mortgage Company ("CMC") of all of the mortgage loans (the "Mortgage Loans") which are currently serviced by Wilshire Credit Corporation pursuant to the Pooling and Servicing Agreement, dated as of February 1, 2007, among Merrill Lynch Mortgage Investors, Inc., as depositor, HSBC Bank USA, National Association, as trustee, Wells Fargo Bank, N.A., as master servicer and securities administrator, Wilshire Credit Corporation, as servicer, and CMC, as servicer (the "Pooling Agreement").

     As of May 1, 2007, none of the Mortgage Loans are serviced by Wilshire Credit Corporation; the Mortgage Loans are serviced by CMC pursuant to the Pooling Agreement. The servicing transfer is further described in the Prospectus, dated February 20, 2007, as supplemented by the Prospectus Supplement, dated March 8, 2007.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MERRILL LYNCH MORTGAGE INVESTORS, INC.


                                        By: /s/ Tom Saywell
                                            ------------------------------------
                                        Name: Tom Saywell
                                        Title: Authorized Signatory

Date: May 7, 2007